SUPPLEMENT TO

CALVERT HIGH YIELD BOND FUND

Calvert Income Funds Prospectus
Class A, B, C, O and Y
dated January 31, 2012, as revised April 27, 2012

Date of Supplement: November 1, 2012

Calvert Investment Management, Inc. (the “Advisor”) has contractually agreed to further waive fees or reimburse expenses for Class A, Class C and Class Y of the Fund, so that direct net operating expenses will not exceed 1.07%, 2.07% and 0.82%, respectively. The new expense limitation agreements are effective November 1, 2012, through January 31, 2014.

To reflect the new expense limitations, the table contained under “Fees and Expenses of the Fund” for Calvert High Yield Bond Fund on page 24 of the Prospectus is deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum sales charge (load) on	3.75%	None	None
purchases (as a % of offering price)
Maximum deferred sales charge	None	1.00%	None
(load) (as a % of amount purchased
or redeemed, whichever is lower) [1]
Redemption fee (as a % of amount	2.00%	2.00%	2.00%
redeemed or exchanged within 30
days of purchase)

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.56%	0.72%	2,723.09%
Total annual fund operating expenses	1.56%	2.47%	2,723.84%
Less fee waiver and/or expense	(0.49%)	(0.40%)	(2,723.02%)
reimbursement [2]
Net expenses	1.07%	2.07%	0.82%

Footnote 2 to the table referenced above is deleted and replaced with the following:

2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2014. Direct net operating expenses will not exceed 1.07% for Class A, 2.07% for Class C and 0.82% for Class Y. Only the Board of Trustees of the Fund may terminate the Fund’s expense cap before the contractual period expires.

The table contained under “Fees and Expenses of the Fund - Example” for Calvert High Yield Bond Fund on page 24 of the Prospectus is deleted and replaced with the following:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$480	$803	$1,148	$2,122
Class C
Expenses assuming
redemption	$310	$731	$1,280	$2,776
Expenses assuming	$210	$731	$1,280	$2,776
no redemption
Class Y	$84	$721	$1,385	$3,163